Exhibit 10.1
SECOND AMENDMENT AND WAIVER
          SECOND AMENDMENT AND WAIVER, dated as of March 17, 2009 (this “Amendment”), to the Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006 (as amended prior to the date hereof, the “Credit Agreement”), among LEAR CORPORATION, a Delaware corporation (the “U.S. Borrower”), certain Subsidiaries of LEAR CORPORATION, the several lenders from time to time parties thereto (the “Lenders”), the several agents parties thereto and JPMORGAN CHASE BANK, N.A., as general administrative agent (the “General Administrative Agent”).
W I T N E S S E T H:
          WHEREAS, the U.S. Borrower has requested, and the Majority Lenders and the General Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that certain Events of Default will be waived and certain covenants will be amended for a certain period of time as set forth herein;
          NOW, THEREFORE, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
          SECTION 2. Waivers. (a) Until 5:00 p.m. (New York time) on May 15, 2009 (the “Termination Date”), the undersigned Lenders hereby waive any Default or Event of Default under paragraph (c) of Section 15 of the Credit Agreement which resulted from the U.S. Borrower’s permitting the Leverage Ratio at the last day of the four consecutive fiscal quarters of the U.S. Borrower ending with Q4 2008 to exceed the amount specified in subsection 13.1(b) of the Credit Agreement.
          (b) Until the Termination Date, the undersigned Lenders hereby waive any Default or Event of Default under paragraph (e) of Section 15 of the Credit Agreement if such Default or Event of Default arises out of the existence of a “going concern” or like qualification or exception in the auditor’s report accompanying the financial statements delivered pursuant to subsection 12.1(a) of the Credit Agreement for the fiscal year ending December 31, 2008.
          (c) The waivers provided in this Section 2 shall terminate without any further act being required on the Termination Date.
          SECTION 3. Amendments. (a) Until the Termination Date, subsection 13.1 of the Credit Agreement is hereby amended by adding the following new paragraph at the end thereof:
“Notwithstanding the foregoing or any other provision hereof, the U.S. Borrower shall not be subject to (x) the Interest Coverage Ratio covenant for the four consecutive fiscal quarters of the U.S. Borrower ending with Q1 2009 specified in subsection (a) above or (y) the Leverage Ratio covenant at the last day of the four consecutive fiscal quarters of the U.S. Borrower ending with Q1 2009 specified in subsection (b) above.”
          (b) Until the Termination Date, clause (i) of Section 15 of the Credit Agreement is hereby amended by (i) adding an “(x)” at the beginning thereof, (ii) deleting the “,” at the end of clause

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(iv) thereof and substituting in lieu thereof the word “or” and (iii) deleting clause (vi) thereof and substituting in lieu thereof the following:
     “(y) the Board of Directors of the U.S. Borrower shall authorize any of the foregoing;”
          (c) The amendments provided in this Section 3 shall terminate without any further act being required on the Termination Date.
          SECTION 4. Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the General Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the U.S. Borrower, the other Borrowers and the Majority Lenders.
          SECTION 5. Fees. The U.S. Borrower shall pay to the General Administrative Agent, on the Amendment Effective Date if this Amendment becomes effective prior to 2:00 p.m., New York City time, and on the Business Day following the Amendment Effective Date if this Amendment becomes effective after 2:00 p.m., New York City time, (a) for distribution to each Lender which has delivered an executed copy of this Amendment to the General Administrative Agent on or prior to the consent deadline for this Amendment, an amendment fee equal to 0.25% of such Lender’s U.S. Revolving Credit Commitments and outstanding Term Loans, as applicable, and (b) fees payable for the account of the General Administrative Agent in connection with this Amendment pursuant to written agreement between the General Administrative Agent and the U.S. Borrower.
          SECTION 6. Effect on the Loan Documents. (a) Except as specifically amended or waived herein, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Each Borrower hereby agrees, with respect to each Loan Document to which it is a party, that: (i) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis after giving effect to this Amendment and (ii) all of the Liens and security interests created and arising under such Loan Document shall remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to this Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement.
          (b) Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the General Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
          (c) Each Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.
          SECTION 7. Expenses. The U.S. Borrower agrees to pay or reimburse the General Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable fees and disbursements of counsel to the General Administrative Agent.
          SECTION 8. Representations and Warranties. The U.S. Borrower hereby represents and warrants that on the date hereof (a) each of the representations and warranties made by each of the Loan Parties in or pursuant to the Loan Documents shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Amendment Effective Date after giving

3

effect to this Amendment (except that any representation or warranty which by its terms is made as of a specified date shall be true and correct in all material respects as of such specified date) and (b) after giving effect to this Amendment, no Event of Default shall have occurred and be continuing.
          SECTION 9. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SUBSECTION 17.13 OF THE CREDIT AGREEMENT AS IF SUCH SUBSECTION WERE SET FORTH IN FULL HEREIN.
          SECTION 10. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
[Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

LEAR CORPORATION
By:	/s/ Shari L. Burgess
	Name:	Shari L. Burgess
	Title:	V. P. & Treasurer

LEAR CANADA
By:	/s/ Richard Van Heukelom
	Name:	Richard Van Heukelom
	Title:	V.P. Human Resources, Lear Corporation Member of Management Committee, Lear Canada

LEAR CORPORATION SWEDEN AB
By:	/s/ Martin Henningson
	Name:	Martin Henningson
	Title:	Board Director

By:	/s/ Robert C. Hooper
	Name:	Robert C. Hooper
	Title:	Board Director

LEAR FINANCIAL SERVICES (NETHERLANDS) B.V.
By:	/s/ Martin Henningson
	Name:	Martin Henningson
	Title:	Director

LEAR CORPORATION (UK) LIMITED
By:	/s/ Martin Henningson
	Name:	Martin Henningson
	Title:	Director

LEAR CORPORATION MEXICO, S. DE R.L. DE C.V.
By:	/s/ James M. Brackenbury
	Name:	James M. Brackenbury
	Title:	President

JPMORGAN CHASE BANK, N.A., as General Administrative Agent and as a Lender
By:	/s/ RICHARD W. DUKER
	Name:	RICHARD W. DUKER
	Title:	MANAGING DIRECTOR

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Del Mar CLO I, Ltd. By: Caywood-Scholl Capital Management, LLC As Collateral Manager

By:	/s/ James Pott

Name: James Pott
Title: Director of Research

FIRST 2004-I CLO, LTD. By: TCW Asset Management Company, its Collateral Manager

By:	/s/ STEPHEN SUO

STEPHEN SUO SENIOR VICE PRESIDENT

By:	/s/ JOSHUA GRUMER

JOSHUA GRUMER VICE PRESIDENT

FIRST 2004-II CLO, LTD. By: TCW Asset Management Company, its Collateral Manager

By:	/s/ STEPHEN SUO

STEPHEN SUO SENIOR VICE PRESIDENT

By:	/s/ JOSHUA GRUMER

JOSHUA GRUMER VICE PRESIDENT

MAC CAPITAL, LTD. By: TCW Asset Management Company as its Portfolio Manager

By:	/s/ STEPHEN SUO

STEPHEN SUO SENIOR VICE PRESIDENT

By:	/s/ JOSHUA GRUMER

JOSHUA GRUMER VICE PRESIDENT

MOMENTUM CAPITAL FUND LTD. By: TCW Asset Management Company as its Portfolio Manager

By:	/s/ STEPHEN SUO

STEPHEN SUO SENIOR VICE PRESIDENT

By:	/s/ JOSHUA GRUMER

JOSHUA GRUMER VICE PRESIDENT

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

LOAN FUNDING I LLC, a wholly owned subsidiary of Citibank, N.A.

By: TCW Asset Management Company, as portfolio manager of Loan Funding I LLC

By:	/s/ STEPHEN SUO

STEPHEN SUO SENIOR VICE PRESIDENT

By:	/s/ JOSHUA GRUMER

JOSHUA GRUMER VICE PRESIDENT

TCW SELECT LOAN FUND, LIMITED By: TCW Asset Management Company, as its Collateral Manager

By:	/s/ STEPHEN SUO

STEPHEN SUO SENIOR VICE PRESIDENT

By:	/s/ JOSHUA GRUMER

JOSHUA GRUMER VICE PRESIDENT

TCW Senior Secured Loan Fund, LP By: TCW Asset Management Company, as its Investment Advisor

By:	/s/ STEPHEN SUO

STEPHEN SUO SENIOR VICE PRESIDENT

By:	/s/ JOSHUA GRUMER

JOSHUA GRUMER VICE PRESIDENT

TCW Senior Secured Floating Rate Loan Fund, L.P. By: TCW Asset Management Company as its Investment

By:	/s/ STEPHEN SUO

STEPHEN SUO SENIOR VICE PRESIDENT

By:	/s/ JOSHUA GRUMER

JOSHUA GRUMER VICE PRESIDENT

VELOCITY CLO LIMITED By: TCW Asset Management Company, as Collateral Manager

By:	/s/ STEPHEN SUO

STEPHEN SUO SENIOR VICE PRESIDENT

By:	/s/ JOSHUA GRUMER

JOSHUA GRUMER VICE PRESIDENT

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

VITESSE CLO LTD. By: TCW Asset Management Company as its Portfolio Manager

By:	/s/ STEPHEN SUO
STEPHEN SUO SENIOR VICE PRESIDENT

By:	/s/ JOSHUA GRUMER
JOSHUA GRUMER VICE PRESIDENT

BNP Paribas

By:	/s/ Nader Tannous
	Name:	Nader Tannous
	Title:	Vice President

By:	/s/ Michael Pearae
	Name:	Michael Pearae
	Title:	Director

Bank of America, N.A.
By:	/s/ Chas McDonell
	Name:	Chas McDonell
	Title:	SVP

HillMark Funding Ltd. By: HillMark Capital Management, L.P., as Collateral Manager

(Name of Lender)

By:	/s/ Mark Gold
Name: Mark Gold
Title: Managing Partner, C.E.O. and C.I.O.
GENESIS CLO 2007-2 LTD. By LLCP Advisors, LLC as Collateral Manager
(Name of Lender)

By:	/s/ Steve Hogan
	Name:	Steve Hogan
	Title:	CFO

Dryden XVI - Leveraged Loan CDO 2006
By:	/s/ George Edwards
	Name:	George Edwards
	Title:	Prudential Investment Management, Inc., as Collateral Manager

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Dryden XVIII Leveraged Loan 2007 Ltd.
By:	/s/ George Edwards
	Name:	George Edwards
	Title:	Prudential Investment Management, Inc., as Collateral Manager

Dryden XXI Leveraged Loan CDO LLC
By:	/s/ George Edwards
	Name:	George Edwards
	Title:	Prudential Investment Management, Inc., as Collateral Manager

Dryden V - Leveraged Loan CDO 2003
By:	/s/ George Edwards
	Name:	George Edwards
	Title:	Prudential Investment Management, Inc., as Collateral Manager

Loan Funding V, LLC, for itself or as agent for Corporate Loan Funding V LLC
By:	/s/ George Edwards
	Name:	George Edwards
	Title:	Prudential Investment Management, Inc., as Portfolio Manager

Dryden VII - Leveraged Loan CDO 2004
By:	/s/ George Edwards
	Name:	George Edwards
	Title:	Prudential Investment Management, Inc., as Collateral Manager

Dryden VIII - Leveraged Loan CDO 2005
By:	/s/ George Edwards
	Name:	George Edwards
	Title:	Prudential Investment Management, Inc., as Collateral Manager

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Dryden IX - Senior Loan Fund 2005 p.l.c.
By:	/s/ George Edwards
	Name:	George Edwards
	Title:	Prudential Investment Management, Inc., as Collateral Manager

EMERALD ORCHARD LIMITED (Name of Lender)
By:	/s/ LIZA RAHNAT
	Name:	LIZA RAHNAT
	Title:	AUTHORIZED SIGNATORY

BAYERISCHE HYPO- UND VEREINSBANK AG, NEW YORK BRANCH
By:	/s/ Ken Hamilton
	Name:	Ken Hamilton
	Title:	Director

By:	/s/ Richard Cordover
	Name:	Richard Cordover
	Title:	Director

GULF STREAM-COMPASS CLO 2005-II LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-SEXTANT CLO 2006-I LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager

GULF STREAM-RASHINBAN CLO 2006-I LTD
By: Gulf Stream Asset Management LLC
As Collateral Manager
(Sumitomo Deal)

By:	/s/ Mark D. Abrahm
	Name:	Mark D. Abrahm
	Title:	Head Trader

MORGAN STANLEY SENIOR FUNDING, INC.

(Name of Lender)

By:	/s/ John Rogusa
	Name:	John Rogusa
	Title:	Authorized Signatory

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

KINGSLAND I, LTD. By: Kingsland Capital Management, LLC as Manager
By:	/s/ Robert Perry
	Name:	Robert Perry
	Title:	Authorized Signatory

KINGSLAND II, LTD. By: Kingsland Capital Management, LLC as Manager
By:	/s/ Robert Perry
	Name:	Robert Perry
	Title:	Authorized Signatory

KINGSLAND III, LTD. By: Kingsland Capital Management, LLC as Manager
By:	/s/ Robert Perry
	Name:	Robert Perry
	Title:	Authorized Signatory

KINGSLAND IV, LTD. By: Kingsland Capital Management, LLC as Manager
By:	/s/ Robert Perry
	Name:	Robert Perry
	Title:	Authorized Signatory

KINGSLAND V, LTD. By: Kingsland Capital Management, LLC as Manager
By:	/s/ Robert Perry
	Name:	Robert Perry
	Title:	Authorized Signatory

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

GOLDMAN SACHS LENDING PARTNERS LLC
By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

GOLDMAN SACHS CREDIT PARTNERS, L.P.
By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

SKANDINAVISKA ENSKILDA BANKEN AB (publ)

(Name of Lender)

By:	/s/ Michael I Dicks
	Name:	Michael I Dicks
	Title:	PENNY NEVILLE-PARK

SunTrust Banks

(Name of Lender)

By:	/s/ Amanda K. Parks
	Name:	Amanda K. Parks
	Title:	SVP

Bank of Tokyo – Mitsubishi UFJ Trust Company
By:	/s/ David Noda
	Name:	David Noda
	Title:	Vice President and Manager

Columbus Park CDO Ltd. By: GSO Debt Funds Management LLC as Collateral Manager
By:	/s/ Lee M. Shaiman
	Name:	Lee M. Shaiman
	Title:	Authorized Signatory

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

ESSEX PARK CDO LTD. By: Blackstone Debt Advisors L.P. as Collateral Manager
By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

Inwood Park CDO Ltd. By: Blackstone Debt Advisors L.P. as Collateral Manager
By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Authorized Signatory

LAFAYETTE SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Authorized Signatory

LOAN FUNDING VI LLC, for itself or as agent for Corporate Loan Funding VI LLC

By:	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Authorized Signatory

PROSPECT PARK CDO LTD. By: GSO Capital Partners LP, as Portfolio Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Authorized Signatory

RIVERSIDE PARK CLO LTD. By: GSO Debt Funds Management LLC as Collateral Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Senior Managing Director

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

UNION SQUARE CDO LTD.
By: Blackstone Debt Advisors L.P.
as Collateral Manager

By:	/s/ Dean T. Criares
Name: Dean T. Criares
Title: Authorized Signatory

KATONAH VII CLO LTD.
(Name of Lender)

By:	/s/ DANIEL GILLIGAN
Name: DANIEL GILLIGAN
Title: Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

KATONAH IX CLO LTD.
(Name of Lender)

By:	/s/ DANIEL GILLIGAN
Name: DANIEL GILLIGAN
Title: Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

KATONAH X CLO LTD.
(Name of Lender)

By:	/s/ DANIEL GILLIGAN
Name: DANIEL GILLIGAN
Title: Authorized Officer
Katonah Debt Advisors, L.L.C.
As Manager

KOHLBERG CAPITAL CORPORATION
(Name of Lender)

By:	/s/ DANIEL GILLIGAN
Name: DANIEL GILLIGAN
Title: Authorized Signatory
Kohlberg Capital Corporation

PUTNAM VARIABLE TRUST — PVT HIGH YIELD FUND

/s/ Beth Mazor
By: Beth Mazor
Title: V.P.

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

ACCT#- Asset Conservative PUTNAM INVESTMENT MANAGEMENT LLC, on behalf of its series, ASSET ALLOCATION CONSERVATIVE by Putnam Investment Management, LLC
/s/ Suzanne Deshaies
Name: Suzanne Deshaies Title: Vice President

PUTNAM HIGH YIELD TRUST

/s/ Beth Mazor
By: Beth Mazor Title: V.P.

ACCT# 256- Asset Balance PUTNAM ASSET ALLOCATION FUND: BALANCED PORTFOLIO By Putnam Investment Management, LLC
/s/ Suzanne Deshaies
Name: Suzanne Deshaies Title: Vice President

PUTNAM FLOATING RATE INCOME FUND

/s/ Beth Mazor
By: Beth Mazor Title: V.P.

Putnam Variable Trust — Putnam VT The George Putnam Fund of Boston By Putnam Investment Management, LLC

/s/ Lauren Silk
Name: Lauren Silk Title: Vice President

VT INCOME FUND By Putnam Investment Management, LLC

/s/ Lauren Silk
Name: Lauren Silk Title: Vice President

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

ACCT# 2QM- Asset Growth PUTNAM INVESTMENT MANAGEMENT LLC, on behalf of its series, ASSET ALLOCATION GROWTH by Putnam Investment Management, LLC
/s/ Suzanne Deshaies
Name: Suzanne Deshaies Title: Vice President

PUTNAM HIGH YIELD ADVANTAGE FUND

/s/ Beth Mazor
By: Beth Mazor Title: V.P.

ACCT# 611- George Putnam The George Putnam Fund of Boston by Putnam Investment Management, LLC
/s/ Suzanne Deshaies
Name: Suzanne Deshaies Title: Vice President

ACCT# 644- Income Fund PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM INCOME FUND by Putnam Investment Management, LLC
/s/ Suzanne Deshaies
Name: Suzanne Deshaies Title: Vice President

PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND By The Putnam Advisory Company, LLC

/s/ Angela Patel
Name: Angela Patel Title: Vice President

The Putnam Advisory Company, LLC on behalf of Putnam Global Funds - Putnam Worldwide Income Fund

/s/ Lauren Silk
Name: Lauren Silk Title: Vice President

PUTNAM PREMIER INCOME TRUST

/s/ Beth Mazor
By: Beth Mazor Title: V.P.

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

PUTNAM MASTER INTERMEDIATE INCOME TRUST

/s/ Beth Mazor

By: Beth Mazor
Title: V.P.

Putnam Variable Trust — Putnam VT Global Asset Allocation Fund by Putnam Investment Management, LLC

/s/ Lauren Silk

Name: Lauren Silk Title: Vice President

PUTNAM DIVERSIFIED INCOME TRUST

/s/ Beth Mazor By: Beth Mazor
Title: V.P.

PUTNAM VARIABLE TRUST - PVT
DIVERSIFIED INCOME FUND

/s/ Beth Mazor By: Beth Mazor
Title: V.P.

PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM GLOBAL INCOME TRUST by Putnam Investment Management, LLC

/s/ Suzanne Deshaies Name: Suzanne Deshaies Title: Vice President

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF IG PUTNAM HIGH YIELD INCOME FUND

/s/ Suzanne Deshaies Name: Suzanne Deshaies Title: Vice President

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

ARES ENHANCED LOAN INVESTMENT STRATEGY IR LTD.

By:	ARES ENHANCED LOAN MANAGEMENT IR, L.P., as Portfolio Manager

By:	Ares Enhanced Loan IR GP, LLC, as its General Partner

By: Ares Management LLC, as its Manager

By:	/s/ [ILLEGIBLE]
Name:
Title:

ARES ENHANCED LOAN INVESTMENT STRATEGY IR-B LTD.

By:	ARES ENHANCED LOAN MANAGEMENT IR-B, L.P., as Portfolio Manager

By:	Ares Enhanced Loan IR-B GP, LLC, as its General Partner

By: Ares Management LLC, as its Manager

By:	/s/ [ILLEGIBLE]
Name:
Title:

ARES XI CLO Ltd.

By: ARES CLO MANAGEMENT XI, L.P.

By: ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By: ARES MANAGEMENT LLC, ITS MANAGER

By:	/s/ [ILLEGIBLE]
Name:
Title:

Ares X CLO Ltd.

By:	Ares CLO Management X, L.P.,
Investment Manager

By:	Ares CLO GP X, LLC,
Its General Partner

By:	/s/ [ILLEGIBLE]
Name:
Title:

Ares VR CLO Ltd.

By:	Ares CLO Management VR, L.P.,
Investment Manager

By:	Ares CLO GP VR, LLC,
Its General Partner

By:	/s/ [ILLEGIBLE]
Name:
Title:

Ares VIR CLO Ltd.

By:	Ares CLO Management VIR, L.P.,
Investment Manager

By:	Ares CLO GP VIR, LLC,
Its General Partner

By:	/s/ [ILLEGIBLE]
Name:
Title:

Ares VII CLO Ltd.

By:	Ares CLO Management VII, L.P.,
Investment Manager

By:	Ares CLO GP VII, LLC,
Its General Partner

By:	/s/ [ILLEGIBLE]
Name:
Title:

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P.,
Investment Manager

By:	Ares CLO GP VIII, LLC,
Its General Partner

By:	/s/ [ILLEGIBLE]
Name:
Title:

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P.,
Investment Manager

By:	Ares CLO GP IX, LLC,
Its General Partner

By:	Ares Management LLC,
Its Managing Member

By:	/s/ [ILLEGIBLE]
Name:
Title:

CONFLUENT 2 LIMITED
By: Ares Private Account Management I, L.P., as Sub-Manager

By:	Ares Private Account Management I GP, LLC, as General Partner

By: Ares Management LLC, as Manager

By:	/s/ [ILLEGIBLE]
Name:
Title:

Global Loan Opportunity Fund B.V.

By: Ares Management Limited, its Portfolio Manager

By:	/s/ [ILLEGIBLE]
Name:
Title:

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Waveland — INGOTS, LTD.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong Arthur Y.D. Ong
Executive Vice President

Loan Funding III LLC
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Southport CLO, Limited
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Fairway Loan Funding Company
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

Mayport CLO Ltd.
By:	Pacific Investment Management Company LLC, as its Investment Advisor

	By:	/s/ Arthur Y.D. Ong
Arthur Y.D. Ong
Executive Vice President

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ Jack Lonker Name: Jack Lonker Title: Senior Vice President

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006 Fifth Third Bank
By:	/s/ Michael Blackburn
	Name:	Michael Blackburn
	Title:	Vice President

MARLBOROUGH STREET CLO, LTD.,

By its Collateral Manager, Massachusetts Financial Services Company (MLX)

By:	/s/ David J. Colby
As authorized representative and not individually

[ILLEGIBLE]

(Name of Lender)

By:	/s/ THOMAS FLANNERY
Name: THOMAS FLANNERY
Title: AUTHORIZED SIGNATORY

[ILLEGIBLE]

(Name of Lender)

By:	/s/ THOMAS FLANNERY
Name: THOMAS FLANNERY
Title: AUTHORIZED SIGNATORY

Avery Point CLO, Limited
By: Sankaty Advisors, LLC
as Collateral Manager

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Castle Hill I - INGOTS, Ltd., as Term Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Sankaty Advisors, LLC as Collateral
Manager for Loan Funding XI LLC,
As Term Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Chatham Light II CLO, Limited, by
Sankaty Advisors LLC, as Collateral
Manager

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Katonah III, Ltd. by Sankaty
Advisors LLC as Sub-Advisors

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Katonah IV, Ltd. by Sankaty
Advisors, LLC as Sub-Advisors

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Sankaty Advisors, LLC as Collateral Manager for Race Point II CLO, Limited, as Term Lender

By:	/s/ Alan K. Halfenger
Name: Alan K. Halfenger
Title: Chief Compliance Officer
Assistant Secretary

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006
Sankaty Advisors, LLC as Collateral
Manager for Race Point III CLO,
Limited, as Term Lender

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Race Point IV CLO, Ltd
By: Sankaty Advisors, LLC
as Collateral Manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty High Yield Partners II, L.P.

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Sankaty High Yield Partners III, L.P.

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

SSS Funding II
By: Sankaty Advisors, LLC
as Collateral Manager

By:	/s/ Alan K. Halfenger
	Name:	Alan K. Halfenger
	Title:	Chief Compliance Officer Assistant Secretary

Carlyle High Yield Partners VIII, Ltd. (Name of Lender)

By:	/s/ Glori Holzman Graziano
Name: Glori Holzman Graziano
Title: Managing Director

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Carlyle High Yield Partners VII, Ltd. (Name of Lender)

By:	/s/ Glori Holzman Graziano
Name: Glori Holzman Graziano
Title: Managing Director

Carlyle High Yield Partners VII, Ltd. (Name of Lender)

By:	/s/ Glori Holzman Graziano
Name: Glori Holzman Graziano
Title: Managing Director

Carlyle High Yield Partners VI, Ltd. (Name of Lender)

By:	/s/ Glori Holzman Graziano
Name: Glori Holzman Graziano
Title: Managing Director

Carlyle High Yield Partners X, Ltd. (Name of Lender)

By:	/s/ Glori Holzman Graziano
Name: Glori Holzman Graziano
Title: Managing Director

Carlyle High Yield Partners IV, Ltd. (Name of Lender)

By:	/s/ Glori Holzman Graziano
Name: Glori Holzman Graziano
Title: Managing Director

Carlyle High Yield Partners IX, Ltd. (Name of Lender)

By:	/s/ Glori Holzman Graziano
Name: Glori Holzman Graziano
Title: Managing Director

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Carlyle High Yield Partners 2008-I, Ltd. (Name of Lender)

By:	/s/ Glori Holzman Graziano
Name: Glori Holzman Graziano
Title: Managing Director

Carlyle Credit Partners Financing I, Ltd. (Name of Lender)

By:	/s/ Glori Holzman Graziano
Name: Glori Holzman Graziano
Title: Managing Director

Blackport Capital Fund Ltd. (Name of Lender)

By:	Blackstone Distressed Securities Advisors L.P., its Investment Manager

By:	/s/ George Fan
Name: George Fan
Title: Attorney-In-Fact

RIVERSOURCE VARIABLE PORTFOLIO - INCOME OPPORTUNITIES FUND,
A SERIES OF RIVERSOURCE VARIABLE SERIES TRUST

By:	/s/ Timothy J. Masek
	Name:	Timothy J. Masek
	Title:	Assistant Vice President
RIVERSOURCE HIGH YIELD BOND FUND,
A SERIES OF RIVERSOURCE HIGH YIELD INCOME SERIES, INC.

By:	/s/ Timothy J. Masek
	Name:	Timothy J. Masek
	Title:	Assistant Vice President
RIVERSOURCE VARIABLE PORTFOLIO - HIGH YIELD BOND FUND,
A SERIES OF RIVERSOURCE VARIABLE SERIES TRUST

By:	/s/ Timothy J. Masek
	Name:	Timothy J. Masek
	Title:	Assistant Vice President

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Black Diamond International Funding, Ltd. By: BDCM Fund Adviser, L.L.C. As Its Collateral Manager

(Name of Lender)

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

BLACK DIAMOND CLO 2006-1 (CAYMAN), Ltd. By: Black Diamond CLO 2006-1 Adviser, L.L.C. As Its Collateral Manager

(Name of Lender)

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

BLACK DIAMOND CLO 2005-2 Ltd. By: Black Diamond CLO 2005-2 Adviser, L.L.C., As Its Collateral Manager

(Name of Lender)

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

BLACK DIAMOND CLO 2005-1 Ltd. By: Black Diamond CLO 2005-1 Adviser, L.L.C., As Its Collateral Manager

(Name of Lender)

By:	/s/ Stephen H. Deckoff
Name: Stephen H. Deckoff
Title: Managing Principal

The Hartford Mutual Funds, Inc., on behalf of The
Hartford Floating Rate Fund
By: Hartford Investment Management Company, its Sub-advisor

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Hartford Series Fund, Inc., on behalf of Hartford High Yield HLS Fund

By: Hartford Investment Management Company, Its Sub-advisor

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

The Hartford Mutual Funds, Inc., on behalf of The Hartford High Yield Fund

By: Hartford Investment Management Company, Its Sub-advisor

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Hartford Life and Accident Insurance Company

By: Hartford Investment Management Company Its Agent and Attorney-in-Fact

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

The Hartford Mutual Funds, Inc., on behalf of The Hartford Strategic Income Fund

By: Hartford Investment Management Company Its Investment Manager

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series, as Assignee

By: Hartford Investment Management Company, its Investment Manager

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Hartford Series Fund, Inc., on behalf of Hartford Total Return Bond HLS Fund By Hartford Investment Management Company, its Subadvisor

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

The Hartford Mutual Funds, Inc., on behalf of The Hartford Income Fund By Hartford Investment Management Company, its Subadvisor

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

The Hartford Mutual Funds, Inc., on behalf of The Hartford Total Return Bond Fund By Hartford Investment Management Company, its Subadvisor

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

State Board of Administration of Florida
By:	Hartford Investment Management Company, its Investment Manager

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

The Investment and Administrative Committee of The Walt Disney Company Sponsored Qualified Benefit Plans and Key Employees Deferred Compensation and Retirement Plan

By: Hartford Investment Management Company Its Investment Manager

By:	/s/ Francesco Ossino
	Name:	Francesco Ossino
	Title:	Senior Vice President

UBS Loan Finance LLC
(Name of Lender)

By:	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

By:	/s/ April Varner-Nanton
	Name:	April Varner-Nanton
	Title:	Director

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Apidos CDO I

By Apidos Capital Management, LLC its investment adviser.

By:	/s/ Gretchen Bergstresser Name: Gretchen Bergstresser
Title: Managing Director

Apidos CDO II

By Apidos Capital Management, LLC its investment adviser.

By:	/s/ Gretchen Bergstresser Name: Gretchen Bergstresser
Title: Managing Director

Apidos CDO III

By Apidos Capital Management, LLC its investment adviser.

By:	/s/ Gretchen Bergstresser Name: Gretchen Bergstresser
Title: Managing Director

Apidos CDO IV

By Apidos Capital Management, LLC its investment adviser.

By:	/s/ Gretchen Bergstresser Name: Gretchen Bergstresser
Title: Managing Director

Apidos CDO V

By Apidos Capital Management, LLC its investment adviser.

By:	/s/ Gretchen Bergstresser Name: Gretchen Bergstresser
Title: Managing Director

Apidos Quattro CDO

By Apidos Capital Management, LLC its investment adviser.

By:	/s/ Gretchen Bergstresser Name: Gretchen Bergstresser
Title: Managing Director

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

KKR FINANCIAL CLO 2006-1, LTD.
By:	/s/ Sue Wawrzeycki
	Name:	Sue Wawrzeycki
	Title:	Authorized Signatory

KKR FINANCIAL CLO 2007-1, LTD.
By:	/s/ Sue Wawrzeycki
	Name:	Sue Wawrzeycki
	Title:	Authorized Signatory

KKR FINANCIAL CLO 2005-1, LTD.
By:	/s/ Sue Wawrzeycki
	Name:	Sue Wawrzeycki
	Title:	Authorized Signatory

KKR FINANCIAL CLO 2007-A, LTD.
By:	/s/ Sue Wawrzeycki
	Name:	Sue Wawrzeycki
	Title:	Authorized Signatory

KKR FINANCIAL CLO 2005-2, LTD.
By:	/s/ Sue Wawrzeycki
	Name:	Sue Wawrzeycki
	Title:	Authorized Signatory

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

OREGON PUBLIC EMPLOYEES RETIREMENT FUND
By:	/s/ Sue Wawrzeycki
	Name:	Sue Wawrzeycki
	Title:	Authorized Signatory

WAYZATA FUNDING LLC
By:	/s/ Sue Wawrzeycki
	Name:	Sue Wawrzeycki
	Title:	Authorized Signatory

WELLS FARGO BANK, N.A. (Name of Lender)

By:	/s/ Peta Swidler
	Name:	PETA SWIDLER
	Title:	SENIOR VICE PRESIDENT

MSIM Peconic Bay, Ltd. By: Morgan Stanley Investment Management Inc. as Collateral Manager

By:	/s/ ROBERT DROBNY
	Name:	ROBERT DROBNY
	Title:	Executive Director

Confluent 3 Limited By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ ROBERT DROBNY
	Name:	ROBERT DROBNY
	Title:	Executive Director

Morgan Stanley Prime Income Trust
By:	/s/ ROBERT DROBNY
	Name:	ROBERT DROBNY
	Title:	Executive Director

Zodiac Fund — Morgan Stanley US Senior Loan Fund By: Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ ROBERT DROBNY
	Name:	ROBERT DROBNY
	Title:	Executive Director

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

QUALCOMM Global Trading, Inc.
By:	Morgan Stanley Investment Management Inc. as Investment Manager

By:	/s/ Robert Drobny

	Name:	Robert Drobny
	Title:	Executive Director

Genesis CLO 2007 - 1 Ltd.
(Name of Lender)
By: Its:	One Hill Partners LLC Investment Advisor

By:	/s/ Claude A. Baum

	Name:	Claude A. Baum, Esq.
	Title:	General Counsel
One Hill Partners LLC

National City Bank

By:	/s/ Michael Kell

	Name:	Michael Kell
	Title:	Vice President

Fraser Sullivan CLO I Ltd.
By: Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser

	Name:	John W. Fraser
	Title:	Managing Partner

Fraser Sullivan CLO II Ltd.
By: Fraser Sullivan Investment Management, LLC, as Collateral Manager

By:	/s/ John W. Fraser

	Name:	John W. Fraser
	Title:	Managing Partner

WIND RIVER CLO I LTD.
By:	McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zarn

	Name:	Kathleen A. Zarn
	Title:	Vice President

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

WIND RIVER CLO II – TATE INVESTORS, LTD.
By:	McDonnell Investment Management, LLC, as Manager

By:	/s/ Kathleen A. Zarn

	Name:	Kathleen A. Zarn
	Title:	Vice President

GANNETT PEAK CLO I, LTD.
By:	McDonnell Investment Management LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn

	Name:	Kathleen A. Zarn
	Title:	Vice President

THE BANK OF NEW YORK MELLON

(Name of Lender)

By:	/s/ Edward J. DeSalvio

	Name:	EDWARD J. DeSALVIO
	Title:	VICE PRESIDENT

JRG Reinsurance Company, Ltd.
By:	Angelo, Gordon & Co., L.P. as Investment Manager
(Name of Lender)

By:	/s/ Bradley Pattelli

	Name:	BRADLEY PATTELLI
	Title:	MANAGING DIRECTOR

NORTHWOODS CAPITAL IV, LIMITED
By:	ANGELO, GORDON & CO., L.P., AS COLLATERAL MANAGER
(Name of Lender)

By:	/s/ Bradley Pattelli

	Name:	BRADLEY PATTELLI
	Title:	MANAGING DIRECTOR

NORTHWOODS CAPITAL V, LIMITED
BY:	ANGELO, GORDON & CO., L.P. AS COLLATERAL MANAGER
(Name of Lender)

By:	/s/ Bradley Pattelli

	Name:	BRADLEY PATTELLI
	Title:	MANAGING DIRECTOR

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

NORTHWOODS CAPITAL VI, LIMITED
BY:	ANGELO, GORDON & CO., L.P. AS COLLATERAL MANAGER
(Name of Lender)

By:	/s/ Bradley Pattelli

	Name:	BRADLEY PATTELLI
	Title:	MANAGING DIRECTOR

NORTHWOODS CAPITAL VII, LIMITED
BY:	ANGELO, GORDON & CO., L.P. AS COLLATERAL MANAGER
(Name of Lender)

By:	/s/ Bradley Pattelli

	Name:	BRADLEY PATTELLI
	Title:	MANAGING DIRECTOR

NORTHWOODS CAPITAL VIII LIMITED
BY:	ANGELO, GORDON & CO., L.P., AS COLLATERAL MANAGER
(Name of Lender)

By:	/s/ Bradley Pattelli

	Name:	BRADLEY PATTELLI
	Title:	MANAGING DIRECTOR

BLUEMOUNTAIN CLO II LTD.
By:	BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, its collateral manager

By:	/s/ Glenn Mueller

	Name:	Glenn Mueller
	Title:	Associate

BLUEMOUNTAIN CLO III LTD.
By:	BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC, its collateral manager

By:	/s/ Glenn Mueller

	Name:	Glenn Mueller
	Title:	Associate

Floating Rate Senior Loan Funding I LLC By: Golub Capital Management LLC, as Collateral Manager

By:	/s/ Cora M. Gallagher
Name: Cora M. Gallagher
Title: Authorized Signatory

By:	Callidus Debt Partners CLO Fund II, Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC

(Name of Lender)

By:	/s/ Ira Ginsburg
Name: Ira Ginsburg Title: Principal

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

By: Callidus Debt Partners CLO Fund IV Ltd. By: Its Collateral Manager, Callidus Capital Management, LLC.

(Name of Lender)

By:	/s/ Ira Ginsburg
Name: Ira Ginsburg
Title: Principal

By: Callidus Debt Partners CLO Fund V, Ltd. By: Its Collateral Manager Callidus Capital Management, LLC

(Name of Lender)

By:	/s/ Ira Ginsburg Name: Ira Ginsburg
Title: Principal

By: Callidus Debt Partners CLO Fund VI, Ltd. By: Its Collateral Manager Callidus Capital Management, LLC

(Name of Lender)

By:	/s/ Ira Ginsburg Name: Ira Ginsburg
Title: Principal

Swiss ReFinancial Products Corp.
(Name of Lender)

By:	/s/ Gloria Gonzalez Name: Gloria Gonzalez
Title: Authorized Signatory

LANDMARK II CDO Limited

By:	Aladdin Capital Management, as a Lender

By:	/s/ James Bragg Name: James Bragg
Title: Designated Signatory

GREYROCK CDO Limited

By:	Aladdin Capital Management, as a Lender

By:	/s/ James Bragg Name: James Bragg
Title: Designated Signatory

LANDMARK VII CDO Limited

By:	Aladdin Capital Management, as a Lender

By:	/s/ James Bragg Name: James Bragg
Title: Designated Signatory

LANDMARK VIII CLO Limited

By:	Aladdin Capital Management, as a Lender

By:	/s/ James Bragg Name: James Bragg
Title: Designated Signatory

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

VICTORIA FALLS CLO, LTD.

By:	/s/ Bradley K. Bryan
	Name:	Bradley K. Bryan
	Title:	Senior Vice President

SUMMIT LAKE CLO, LTD.
By:	/s/ Bradley K. Bryan
	Name:	Bradley K. Bryan
	Title:	Senior Vice President

DIAMOND LAKE CLO, LTD.
By:	/s/ Bradley K. Bryan
	Name:	Bradley K. Bryan
	Title:	Senior Vice President

CLEAR LAKE CLO, LTD.
By:	/s/ Bradley K. Bryan
	Name:	Bradley K. Bryan
	Title:	Senior Vice President

ST. JAMES RIVER CLO, LTD.
By:	/s/ Bradley K. Bryan
	Name:	Bradley K. Bryan
	Title:	Senior Vice President

JPMorgan High Yield Bond Fund (Name of Lender)
By:	/s/ James E. Gibson
	Name:	James E. Gibson
	Title:	Managing Director

Freeport Loan Trust 2006-1
By:	/s/ Donald T Bobbs
	Name:	Donald T Bobbs
	Title:	Vice President

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

By:	/s/ Shaneen Malik
	Name:	Shaneen Malik
	Title:	Vice President

By:	/s/ Christopher Reo Day
	Name:	CHRISTOPHER REO DAY
	Title:	ASSOCIATE

CHGO Loan Funding Ltd. By: Chicago Fundamental Investment Partners, LLC, as Collateral Manager, as a Lender
By:	/s/ Steven J. Novatney
	Name:	Steven J. Novatney
	Title:	General Counsel & CCO

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

CFIP MASTER FUND, LTD.

By: Chicago Fundamental Investment Partners, LLC, its
       Investment Manager, as a Lender

By:	/s/ Steven J. Novatney
	Name:	Steven J. Novatney
	Title:	General Counsel & CCO

STYX PARTNERS, L.P. By: Styx Associates LLC, its General Partner
By:	/s/ Kevin Genda
	Name:	Kevin Genda
	Title:	Senior Managing Director

NAVIGATOR CDO 2003, LTD., as a Lender By: GE Asset Management Inc., as Collateral Manager
By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2004, LTD., as a Lender By: GE Asset Management Inc., as Collateral Manager
By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

NAVIGATOR CDO 2005, LTD., as a Lender By: GE Asset Management Inc., as Collateral Manager
By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

GENERAL ELECTRIC PENSION TRUST, as a Lender By: GE Asset Management Inc., as Collateral Manager
By:	/s/ John Campos
	Name:	John Campos
	Title:	Authorized Signatory

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

OAK HILL CREDIT PARTNERS II, LIMITED, as a Lender		OAK HILL CREDIT PARTNERS III, LIMITED, as a Lender

By: Oak Hill CLO Management II, LLC As Investment Manager		By: Oak Hill CLO Management III, LLC As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase

Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Authorized Person	Title:	Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED, as a Lender		OAK HILL CREDIT PARTNERS V, LIMITED, as a Lender

By: Oak Hill CLO Management IV, LLC As Investment Manager		By: Oak Hill Advisors, L.P. As Portfolio Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase

Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Authorized Person	Title:	Authorized Person

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD., as a Lender		Stichting Bedrijfstakpensioenfonds Voor de Metalektro, as a Lender By: Oak Hill Advisor, L.P. As Investment Manager

By:	/s/ Scott D. Krase	By:	/s/ Scott D. Krase

Name:	Scott D. Krase	Name:	Scott D. Krase
Title:	Authorized Person	Title:	Authorized Person

OHA PARK AVENUE CLO I, LTD., as a Lender		GMAM GROUP PENSION TRUST I, as a Lender

By: Oak Hill Advisor, L.P. As Investment Manager L.P.		By: STATE STREET BANK AND TRUST COMPANY, solely as Trustee

By:	/s/ Scott D. Krase	By:	/s/ Timothy Norton

Name:	Scott D. Krase	Name:	Timothy Norton
Title:	Authorized Person	Title:	Officer

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Golden Knight II CLO, Ltd.

(Name of Lender)

By:	/s/ Elizabeth O. Maclean
	Name:	Elizabeth O. Maclean
	Title:	PORTFOLIO MANAGER

LORD ABBETT & CO. LLC AS COLLATERAL MANAGER

Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund (Name of Lender)
By:	/s/ Elizabeth O. Maclean
	Name:	Elizabeth O. Maclean
	Title:	PORTFOLIO MANAGER

SILVERADO CLO 2006-II LIMITED By: New York Life Investment Management LLC, As Portfolio Manager and Attorney-in-Fact

By:	/s/ F. David Melka
	Name:	F. David Melka
	Title:	Director

Bank of China, New York Branch (Name of Lender)
By:	/s/ Richard Bradspies
	Name:	Richard Bradspies
	Title:	Deputy General Manager

JASPER FUNDING (Name of Lender)
By:	/s/ ARLENE ARELLANO
	Name:	ARLENE ARELLANO
	Title:	AUTHORIZED SIGNATORY

CITIBANK, N.A. (Name of Lender)
By:	/s/ Wayne Beckmann
	Name:	WAYNE BECKMANN
	Title:	Managing Director — Citibank, N.A. Global Autos and Industrials Dept. 388 Greenwich Street/23rd Fl. Ph: 212-816-5566

CONTINENTAL CASUALTY COMPANY
By:	/s/ Marilou R. McGirr
	Name:	Marilou R. McGirr
	Title:	Vice President and Assistant Treasurer

Approved by Law Dept.
By:	MPL
Date: 3-16-09

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

WhiteHorse I, LTD
WhiteHorse IV, LTD

By: WhiteHorse Capital Partners, L.P.
As Collateral Manager

By:	/s/ Ethan Underwood
	Name:	Ethan Underwood
	Title:	Portfolio Manager

Icahn Partners LP (Name of Lender)
By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Chief Compliance Officer

Icahn Partners Master Fund LP (Name of Lender)
By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Chief Compliance Officer

Icahn Partners Master Fund II L.P. (Name of Lender)
By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Chief Compliance Officer

Icahn Partners Master Fund III L.P. (Name of Lender)
By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Chief Compliance Officer

SILVERADO CLO 2006-I LIMITED By: Wells Capital Management as Portfolio Manager (Name of Lender)
By:	/s/ Zachary Tyler
	Name:	Zachary Tyler
Tittle: Authorized Signatory

The Bank of Nova Scotia
By:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

Nuveen Floating Rate Income Opportunity Fund (Name of Lender) By: Symphony Asset Management, LLC

By:	/s/ Gunther Stein
	Name:	Gunther Stein,
	Title:	Director Fixed Income

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Symphony CLO I

(Name of Lender)
By: Symphony Asset Management, LLC

By:	/s/ Gunther Stein
Name: Gunther Stein,
Title: Director Fixed Income

Symphony CLO II

(Name of Lender)
By: Symphony Asset Management, LLC

By:	/s/ Gunther Stein
Name: Gunther Stein,
Title: Ditector Fixed Income

BALTIC FUNDING LLC

(Name of Lender)

By:	/s/ Tara E. Kenny
Name: Tara E. Kenny
Title: Assistant Vice President

BALLANTYNE FUNDING LLC

(Name of Lender)

By:	/s/ Tara E. Kenny
Name: Tara E. Kenny
Title: Assistant Vice President

Commonwealth of Massachusetts Pension Reserves Investment Management Board, by: Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney

(Name of Lender)

By:	/s/ David Censorio
Name: David Censorio
Title: VP

Pension Investment Committee of General Motors for General Motors Employees Domestic Group Pension Trust, by: Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney

(Name of Lender)

By:	/s/ David Censorio
Name: David Censorio
Title: VP

General Motors Trust Bank, National Association, By: Pyramis Global Advisors Trust Company, as Investment Manager Under Power of Attorney

(Name of Lender)

By:	/s/ David Censorio
Name: David Censorio
Title: VP

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Pyramis High Yield Commingled Pool, By: Pyramis Global Advisors Trust Company, as trustee for Pyramis High Yield Commingled Pool

(Name of Lender)

By:	/s/ David Censorio
Name: David Censorio
Title: VP

Fidelity Advisor Series I: Fidelity Advisor High Income Fund

(Name of Lender)

By:	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Investment Portfolio 1

(Name of Lender)

By:	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

Fidelity Summer Street Trust: Fidelity Focused High Income Fund

(Name of Lender)

By:	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

Fidelity Income Fund: Fidelity Total Bond Fund

(Name of Lender)

By:	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

Fidelity Central Investment Portfolios LLC: Fidelity Specialized High Income Central Investment Portfolio

(Name of Lender)

By:	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

Variable Insurance Products Fund V: Strategic Income Portfolio

(Name of Lender)

By:	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund

(Name of Lender)

By:	/s/ Gary Ryan
Name: Gary Ryan
Title: Assistant Treasurer

Signature page to Second Amendment and Waiver dated as of March 17, 2009 to the Lear Corporation Amended and Restated Credit and Guarantee Agreement, dated as of April 25, 2006

Taconic Capital Partners 1.5 L.P.
By: Taconic Capital Advisors LP, Its Investment Advisor

By:	/s/ Jon Jachman
Name: Jon Jachman
Title: Principal

Taconic Opportunity Fund L.P.
By: Taconic Capital Advisors LP, Its Investment Advisor

By:	/s/ Jon Jachman
Name: Jon Jachman
Title: Principal

Comerica Bank

(Name of Lender)

By:	/s/ Dan M Roman
Name: Dan M Roman
Title: Senior Vice President

Commerzbank AG, New York and Grand Cayman Branches

By:	/s/ G. Rod McWalters
Name: G. Rod McWalters
Title: Senior Vice President

By:	/s/ Douglas Glickman
Name: Douglas Glickman
Title: First Vice President

VENTURE III CDO LIMITED By its investment advisor, MJX Asset Management LLC

(Name of Lender)

By:	Frederick H. Taylor
Name: Frederick H. Taylor
Title: Managing Director

VENTURE IV CDO LIMITED By its investment advisor, MJX Asset Management LLC

(Name of Lender)

By:	/s/ Frederick H. Taylor
Name: Frederick H. Taylor
Title: Managing Director

VENTURE V CDO LIMITED By its investment advisor, MJX Asset Management LLC

(Name of Lender)

By:	/s/ Frederick H. Taylor
Name:	Frederick H. Taylor
Title:	Managing Director

VENTURE VI CDO LIMITED By its investment advisor, MJX Asset Management LLC

(Name of Lender)

By:	/s/ Frederick H. Taylor
Name: Frederick H. Taylor
Title: Managing Director